Exhibit 10.11

STANDSTILL AGREEMENT

This Standstill Agreement (this “Agreement”), dated as of January [•], 2025 (the “Effective Date”), is made and entered into by and among Cloudastructure, Inc., a Delaware corporation (the “Company”), and the persons set forth on Schedule A attached hereto (each a “Stockholder” and, collectively, the “Stockholders”). Each of the Company and the Stockholders may hereinafter be referred to individually as a “Party” and, collectively, as the “Parties.”

WHEREAS, the Company is preparing to list its Class A common stock, par value $0.0001 per share (the “Class A common stock”) on the Nasdaq Capital Market (“Nasdaq”), which will allow certain stockholders of the Company to publicly sell their shares of Class A common stock (the “Direct Listing”);

WHEREAS, the Stockholders are the record and beneficial owners of those shares of the Company’s Class A common stock, Class B common stock, par value $0.0001 per share (the “Class B common stock,” and together with the Class A common stock, the “Common Stock”), and options to acquire additional shares of Common Stock, as are set forth opposite their names on Schedule A (the “Initial Shares”); and

WHEREAS, in order to facilitate the Direct Listing, and in consideration of the benefits they may derive from the Company’s transition to a publicly traded company, the Stockholders have agreed to certain restrictions on their ability to acquire or otherwise transfer their Shares (as hereinafter defined), as set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Defined Terms.

“Affiliate” (including, with a correlative meaning, “affiliated”) means, when used with respect to a specified Person, a Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such specified Person.

“Beneficially Own,” “Beneficial Owner,” and “Beneficial Ownership” mean, with respect to any securities, having “beneficial ownership” of such securities for purposes of Rule 13d-3 or 13d-5 under the Exchange Act.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Contract” means any contract, agreement, instrument, undertaking, indenture, commitment, loan, license, settlement, consent, note or other legally binding obligation (whether or not in writing).

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“Control”, “Controlled” and “Controlling” mean, when used with respect to any specified Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise, and the terms “Controlled by” and “under common Control with” shall be construed accordingly.

“Derivative Instrument” means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increases or decreases in value as the value of any Equity Securities of the Company increases or decreases, as the case may be, including a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such derivative security conveys any voting rights in any Equity Security, (ii) such derivative security is required to be, or is capable of being, settled through delivery of any Equity Security or (iii) other transactions hedge the value of such derivative security.

“Equity Right” means, with respect to any Person, any security (including any debt security or hybrid debt-equity security) or obligation convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, or any options, calls, warrants, restricted shares, restricted share units, deferred share awards, share units, “phantom” awards, dividend equivalents, participations, interests, rights or commitments relating to, or any share appreciation right or other instrument the value of which is determined in whole or in part by reference to the market price or value of, shares of capital stock or earnings of such Person.

“Equity Securities” means (i) Shares or other capital stock or equity interests or equity-linked interests of the Company, and (ii) Equity Rights that are directly or indirectly exercisable or exchangeable for or convertible into Shares or other capital stock or equity interests or equity-linked interests of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act and Rule 13d-5 thereunder.

“Group Member” means, with respect to any specified Person, any Affiliate of the specified Person that is, directly or indirectly, Controlled by the specified Person and includes any Person with respect to which the specified Person is a direct or indirect subsidiary.

“Person” means an individual, corporation, limited liability company, general or limited partnership, joint venture, association, trust, unincorporated organization, governmental authority, other entity or Group.

“Representatives” means, as to any Person, its Affiliates and its and their respective directors, officers, managers, employees, agents, attorneys, accountants, financial advisors and other advisors or representatives.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means (i) the Initial Shares, (ii) any Equity Securities issued or issuable with respect to the Initial Shares on or after the date of this Agreement by way of a share dividend or share split, purchase in any rights offering or in connection with any exchange for or replacement of such shares or any combination of shares, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (which, for the avoidance of doubt, includes the successor company), and (iii) any other Equity Securities held or Beneficially Owned by the Stockholder or any of its Affiliates.

“Standstill Period” means the period beginning on the date of this Agreement and ending on the first Business Day following the later of the date on which the Stockholder and its Group Members collectively Beneficially Own a number of Shares less than 5% of the then issued and outstanding shares of Common Stock.

“Voting Power” means at any time, the total number of votes then entitled to be cast by the holders of the outstanding capital stock and any other securities entitled, in the ordinary course, to vote at any meeting of stockholders of the Company.

“Voting Securities” means Shares and any other securities of the Company entitled to vote at any meeting of stockholders of the Company.

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2. Standstill. During the Standstill Period, the Stockholder shall not, directly or indirectly, and shall cause its Representatives and Group Members to not, directly or indirectly, without the prior written consent of, or waiver by, the Company:

(a) acquire, offer or seek to acquire, agree to acquire or make a proposal (including any private proposal to the Company or the Board of Directors) to acquire, by purchase or otherwise, any securities (including any Equity Securities or Voting Securities) or Derivative Instruments, or direct or indirect rights to acquire any securities (including any Equity Securities or Voting Securities) or Derivative Instruments, of the Company or any subsidiary or Affiliate of the Company, or any securities or indebtedness convertible into or exchangeable for any such securities;

(b) offer, or seek to acquire, fund or participate in any acquisition of assets or business of the Company and its subsidiaries;

(c) conduct, fund or otherwise become a participant in any “tender offer” (as such term is used in Regulation 14D under the Exchange Act) involving Equity Securities, Voting Securities or any securities convertible into, or exercisable or exchangeable for, Equity Securities or Voting Securities;

(d) otherwise act in concert with others to seek to change, control or influence the Board of Directors or stockholders, policies or management of the Company or its subsidiaries or Affiliates;

(e) make or join or become a participant (as defined in Instruction 3 to Item 4 of Schedule 14A under the Exchange Act) in (or encourage) any “solicitation” of “proxies” (as such terms are defined in Regulation 14A as promulgated by the SEC), or consent to vote any Voting Securities or any of the voting securities of any subsidiaries or Affiliates of the Company (including through action by written consent), or otherwise knowingly advise or influence any Person with respect to the voting of any securities of the Company or its subsidiaries or Affiliates;

(f) make any public announcement with respect to, or solicit or submit a proposal for, or offer, seek, publicly propose or indicate an interest in (with or without conditions) or fund any merger, consolidation, business combination, “tender offer” (as such term is used in Regulation 14D under the Exchange Act), recapitalization, reorganization, purchase or license of a material portion of the assets, properties, securities or indebtedness of the Company or any subsidiary or Affiliate of the Company, or other similar extraordinary transaction involving the Company, any subsidiary of the Company or any of its securities or indebtedness, or enter into any discussions, negotiations, arrangements, understandings or agreements (whether written or oral) with any other Person regarding any of the foregoing;

(g) seek the election of or seek or acquire right to appoint or place a representative on the Board of Directors or seek the removal of any director from the Board of Directors;

(h) form, join, become a member or otherwise participate in a Group with respect to the securities of the Company or any of its subsidiaries or Affiliates;

(i) deposit any Voting Securities in a voting trust or similar Contract or subject any Voting Securities to any voting agreement, pooling arrangement or similar arrangement or Contract, or grant any proxy with respect to any Voting Securities;

(j) make any proposal or disclose any plan, or cause or authorize any of its and their directors, officers, employees, agents, advisors and other Representatives to make any public proposal or disclose any plan on its or their behalf, inconsistent with the foregoing restrictions;

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(k) knowingly take any action or cause or authorize any of its and their directors, officers, employees, agents, advisors and other Representatives to take any action on its or their behalf, that would reasonably be expected to require the Company or any of its subsidiaries or Affiliates to publicly disclose any of the foregoing actions or the possibility of a business combination, merger or other type of transaction or matter described in this Section 2;

(l) knowingly advise, assist, arrange or otherwise enter into any discussions or arrangements with any third party with respect to any of the foregoing; or

(m) directly or indirectly, contest the validity of, any provision of this Section 2 (including this subclause) whether by legal action or otherwise.

3. Ownership Limitations. During the Standstill Period, the Stockholder shall not, and shall cause its Representatives and Group Members to not, directly or indirectly, Beneficially Own more than 49.9% of the Voting Power.

4. Miscellaneous.

(a) Counterparts; Entire Agreement; Corporate Power; Electronic Signatures. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement and the Schedules hereto contain the entire agreement between the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter and there are no agreements or understandings between the Parties other than those set forth or referred to herein or therein. Each Party acknowledges that it and the other Parties may execute this Agreement by manual, stamp, mechanical or electronic signature, and that delivery of an executed counterpart of a signature page to this Agreement (whether executed by manual, stamp, mechanical or electronic signature) by email in portable document format shall be effective as delivery of such executed counterpart of this Agreement.

(b) Amendments and Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Stockholder or, in the case of a waiver, by the Party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(c) Successors and Assigns. Subject to clauses (i) and (ii) below, this Agreement shall be binding upon the Parties and their respective successors and assigns and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

(i) The Company may not assign or delegate this Agreement or any rights or obligations hereunder without the prior written consent of the Stockholder; provided that no such consent shall be required for any assignment by the Company of its rights or obligations hereunder in connection with a merger, consolidation, combination, reorganization or similar transaction or the transfer, sale, lease, conveyance or disposition of all or substantially all of its assets.

(ii) The Stockholder may not assign or delegate this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

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(d) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Parties and their respective successors and permitted assigns.

(e) Severability. In the event that any one or more of the terms or provisions of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement, or the application of such term or provision to Persons or circumstances or in jurisdictions other than those as to which it has been determined to be invalid, illegal or unenforceable, and the Parties shall use their commercially reasonable efforts to substitute one or more valid, legal and enforceable terms or provisions into this Agreement which, insofar as practicable, implement the purposes and intent of the Parties. Any term or provision of this Agreement held invalid or unenforceable only in part, degree or within certain jurisdictions shall remain in full force and effect to the extent not held invalid or unenforceable to the extent consistent with the intent of the Parties as reflected by this Agreement. To the extent permitted by applicable law, each Party waives any term or provision of law which renders any term or provision of this Agreement to be invalid, illegal or unenforceable in any respect.

(f) Governing Law and Venue; Waiver of Jury Trial.

(i) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE SUBSTANTIVE AND PROCEDURAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ITS RULES OF CONFLICTS OF LAW. The Parties irrevocably submit to the exclusive jurisdiction of the federal and state courts in Santa Clara County, California, with respect to all matters arising out of or relating to this Agreement and the interpretation and enforcement of the provisions of this Agreement, and of the documents referred to in this Agreement, and in respect of the transactions contemplated by this Agreement, and waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the Parties agree that all claims with respect to such action or proceeding shall be heard and determined exclusively in such federal or state courts. The Parties agree that a final judgment in any such any action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Parties consent to and grant any such court jurisdiction over the person of such Parties solely for such purpose and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in any manner as may be permitted by law shall be valid and sufficient service.

(ii) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS IN THIS SECTION 4(f)(ii).

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(iii) Enforcement. The Parties acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof in any court referred to in Section 4(f)(i), without proof of actual damages (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for such breach.

(g) Affiliate Breach. Each Stockholder shall be responsible for any breach of this Agreement by the Stockholder or any of its Affiliates with respect to terms applicable to Affiliates. Each Stockholder agrees, at its sole expense, to take all reasonable measures to prevent any breach of this Agreement by its Affiliates. Without limiting the generality of the foregoing, where this Agreement requires the Stockholder to cause its Affiliates to take or refrain from taking certain actions, the Stockholder acknowledges and agrees that any failure by an Affiliate to comply with these requirements shall constitute a breach of this Agreement for which the Stockholder is responsible. This obligation does not limit the remedies available to the Company or the Board for any such breach.

(h) Headings. The headings included in this Agreement are for convenience only and shall have no substantive or interpretive effect.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties have signed this Standstill Agreement as of the Effective Date.

CLOUDASTRUCTURE, INC.

________________________

James McCormick

Chief Executive Officer

STOCKHOLDER:

________________________

Sheldon Richard Bentley

________________________

Gregory Rayzman

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Schedule A

Stockholder	Class A Common Stock	Class B Common Stock	Options
Gregory Rayzman	—	—	1,226,292
Sheldon Richard Bentley	334	340,372	6,439,418

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